Exhibit 99.3

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is entered into as of September 30, 2008 by and among Commonwealth Edison Company, an Illinois corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of October 3, 2007 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments. Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a) Addition of Definitions. Section 1.01 is amended by adding the following definitions in proper alphabetical order:

“Designated Lender” means a Defaulting Lender or a Downgraded Lender.

“Defaulting Lender” means any Lender that (a) has not made available to the Administrative Agent such Lender’s ratable portion of a requested Borrowing, has not made available to the Administrative Agent such Lender’s Pro Rata Share of a Base Rate Advance to repay a Swingline Loan or its Pro Rata Share of such Swingline Loan, as the case may be, or has not reimbursed an LC Issuer for such Lender’s Pro Rata Share of the amount of a payment made by such LC Issuer under a Facility LC, in each case within three Business Days after the date due therefor in accordance with Section 2.02(a), 2.02(b)(iii), 2.02(b)(iv) or 2.16.5, as applicable; (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its obligations under Section 2.02(a), 2.02(b)(iii), 2.02(b)(iv) or 2.16.5; or (c) is the subject of a bankruptcy, insolvency or similar proceeding.

“Downgraded Lender” means any Lender that (a) has a non-investment grade rating from Moody’s, S&P or another nationally-recognized rating agency; or (b) is a Subsidiary of a Person that is the subject of a bankruptcy, insolvency or similar proceeding.

(b) Amendment to Section 2.01. The following language is inserted in lieu of the period at the end of the first sentence of Section 2.01:

; provided, further, that for purposes of the foregoing clause (iv), at any time there is a Defaulting Lender, the Aggregate Commitment Amount shall be reduced by an amount equal to the remainder of (A) such Defaulting Lender’s Commitment Amount minus (B) the principal amount of such Defaulting Lender’s outstanding Advances.

(c) Addition of Section 2.04(c). The following clause (c) is added to Section 2.04 in proper alphabetical order:

(c) At any time a Lender is a Designated Lender, the Borrower may terminate in full the Commitment of such Designated Lender by giving notice to such Designated Lender and the Administrative Agent; provided that (i) at the time of such termination, (x) no Event of Default or Unmatured Event of Default exists (or the Majority Lenders consent to such termination) and (y) no Advances are outstanding; (ii) concurrently with such termination, the Aggregate Commitment Amount shall be reduced by the Commitment Amount of such Designated Lender (it being understood that the Borrower may not terminate the Commitment of a Designated Lender if, after giving effect to such termination, the Outstanding Credit Extensions would exceed the Aggregate Commitment Amount); and (iii) concurrently with any subsequent payment of interest or fees to the Lenders with respect to any period before the termination of the Commitment of such Designated Lender, the Borrower shall pay to such Designated Lender its ratable share (based upon its Pro Rata Share before giving effect to such termination) of such interest or fees, as applicable. The termination of the Commitment of a Defaulting Lender pursuant to this Section 2.04(c) shall not be deemed to be a waiver of any right that the Borrower, the Administrative Agent, any LC Issuer or any other Lender may have against such Defaulting Lender.

(d) Addition of Section 2.10(b). Section 2.10 is amended by designating the existing text thereof as clause (a) and adding the following clause (b) in proper alphabetical order:

(b) If a Lender at any time becomes a Defaulting Lender and the Outstanding Credit Extensions at such time exceed an amount equal to the total of (i) the Aggregate Commitment Amount minus (ii) such Defaulting Lender’s Commitment Amount plus (iii) the principal amount of such Defaulting Lender’s outstanding Advances, then the Borrower shall promptly (and in any event within three Business Days, prepay Advances and/or provide cash collateral for Facility LCs (pursuant to documentation reasonably satisfactory to the Administrative Agent and the Borrower) in an amount sufficient to eliminate such excess. Except for the mandatory nature thereof, any prepayment of Advances pursuant to this Section 2.10(b) shall be subject to the provisions of Section 2.10(a); provided that such prepayment may be in any amount that is an integral multiple of $1,000,000. If the circumstances giving rise to the requirement that the Borrower provide cash collateral pursuant to this Section 2.10(b) cease to exist, then the Administrative Agent shall promptly return such cash collateral to the Borrower.

(e) Amendment to Section 8.07(g). Section 8.07(g) is amended in its entirety to read as follows:

(g) If any Lender (i) shall make demand for payment under Section 2.11(a), 2.11(b) or 2.14, (ii) shall deliver any notice to the Administrative Agent pursuant to Section 2.12 resulting in the suspension of certain obligations of the Lenders with respect to Eurodollar Advances, (iii) does not consent to an amendment or waiver that requires the consent of all Lenders and has been approved by the Majority Lenders or (iv) is a Designated Lender, then (A) in the case of clause (i), within 60 days after such demand (if, but only if, the payment demanded under Section 2.11(a), 2.11(b) or 2.14 has been made by the Borrower), (B) in the case of clause (ii), within 60 days after such notice (if such suspension is still in effect), (C) in the case of clause (iii), within 60 days after the date the Majority Lenders approve the applicable amendment or waiver, or (D) in the case of clause (iv), at any time so long as such Lender continues to be a Designated Lender, as the case may be, the Borrower may demand that such Lender assign in accordance with this Section 8.07 to one or more Eligible Assignees designated by the Borrower and reasonably acceptable to the Administrative Agent and the LC Issuers all (but not less than all) of such Lender’s Commitment, the Advances owing to it and its participation in the Facility LCs and all of its other rights and obligations hereunder within the next succeeding 30 days. If any such Eligible Assignee designated by the Borrower shall fail to consummate such assignment on terms acceptable to such Lender, or if the Borrower shall fail to designate any such Eligible Assignee for all of such Lender’s Commitment, Advances and participation in Facility LCs, then such Lender may (but shall not be required to) assign such Commitment and Advances to any other Eligible Assignee in accordance with this Section 8.07 during such period. No replacement of a Defaulting Lender pursuant to this Section 8.07(g) shall be deemed to be a waiver of any right that the Borrower, the Administrative Agent, any LC Issuer or any other Lender may have against such Defaulting Lender.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.

(c) This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(d) Each of the representations and warranties contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof.

(e) No Unmatured Event of Default or Event of Default has occurred and is continuing.

3. Effective Date. This Amendment shall become effective as of September 30, 2008 (the “Effective Date”) upon satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of the Borrower and the Majority Lenders or (ii) written evidence (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that each of the Borrower and the Majority Lenders has signed a counterpart of this Amendment.

(b) The representations and warranties set forth in Section 2 hereof are true and correct.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Borrower or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 8.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or other electronic transmittal shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Credit Agreement as of the date first above written.

COMMONWEALTH EDISON COMPANY

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender and Administrative Agent

By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title

CITIBANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:
Name:
Title:

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

By:
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GOLDMAN SACHS CREDIT PARTNERS, as a Lender

By:
Name:
Title:

LEHMAN BROTHERS BANK, as a Lender

By:
Name:
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MERRILL LYNCH BANK USA, as a Lender

By:
Name:
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MORGAN STANLEY BANK, as a Lender

By:
Name:
Title:

SCOTIABANC INC., as a Lender

By:
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Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

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UBS LOAN FINANCE LLC, as a Lender

By:
Name:
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By:
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WACHOVIA BANK, N.A., as a Lender

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KEYBANK NATIONAL ASSOCIATION, as a Lender

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THE BANK OF NEW YORK MELLON, as a Lender

By:
Name:
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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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THE NORTHERN TRUST COMPANY, as a Lender

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Title:

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